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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Manhattan Bancorp
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MANHATTAN BANCORP
2141 Rosecrans Avenue, Suite 1160
El Segundo, CA 90245

April 18, 2008

Dear Shareholders:

        We cordially invite you to attend the 2008 Annual Meeting of Shareholders. The meeting will be held on Thursday, May 22, 2008 at 5:00 p.m. at McCormick & Schmick's, 2101 Rosecrans Avenue, Outdoor Patio, El Segundo, California.

        We have enclosed the Notice of the 2008 Annual Meeting of Shareholders, the Proxy Statement, a proxy card and a postage prepaid return envelope, along with Manhattan Bancorp's 2007 Annual Report.

        At the meeting, you will be asked to elect eight directors and to ratify our selection of Vavrinek, Trine, Day & Co., LLP as our independent auditors for the fiscal year ending December 31, 2008. We will also report on our performance in 2007 and answer your questions regarding Manhattan Bancorp.

        We look forward to seeing you at the meeting.

Sincerely,
Kyle S. Ransford Chairman of the Board	Jeffrey M. Watson President/Chief Executive Officer

MANHATTAN BANCORP
2141 Rosecrans Avenue, Suite 1160
El Segundo, CA 90425

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held May 22, 2008

TO THE SHAREHOLDERS OF MANHATTAN BANCORP:

        NOTICE IS HEREBY GIVEN that pursuant to its By-laws and the call of its Board of Directors, the Annual Meeting of Shareholders (the "Meeting") of Manhattan Bancorp will be held at McCormick & Schmick's, 2101 Rosecrans Avenue, Outdoor Patio, El Segundo, California 90245 on Thursday, May 22, 2008, at 5:00 p.m., for the purpose of considering and voting upon the following matters:

  1.
  Election of Directors.    Electing the following eight (8) persons to the Board of Directors to serve until the next Annual Meeting of Shareholders and until their successors are elected and have qualified:

Chris W. Caras, Jr.	Larry S. Murphy
Harry W. Chenoweth	Kyle S. Ransford
Patrick E. Greene	Jeffrey M. Watson
Christopher J. Growney	Stephen P. Yost
  2.
  Ratification of Appointment of Independent Public Accountant.    The ratification of Vavrinek, Trine, Day & Co., LLP ("VTD") as independent public accountant for the Company for the 2008 fiscal year.

  3.
  Other Business.    Transacting such other business as may properly come before the Meeting and any and all adjournment(s) thereof.

        Only those shareholders of record at the close of business on March 31, 2008 will be entitled to notice of and to vote at the Meeting.

DATED: April 18, 2008	By Order of the Board of Directors Dean Fletcher Corporate Secretary

IT IS VERY IMPORTANT THAT EVERY SHAREHOLDER VOTE. WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, YOU MAY THEN WITHDRAW YOUR PROXY. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE.

IN ORDER TO FACILITATE THE PROVIDING OF ADEQUATE ACCOMMODATIONS, PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.

MANHATTAN BANCORP
PROXY STATEMENT
2008 ANNUAL MEETING OF SHAREHOLDERS

INTRODUCTION

Date, Time and Place of Annual Meeting

        This proxy statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders (the "Meeting") of Manhattan Bancorp (the "Company") to be held at McCormick & Schmick's, 2101 Rosecrans Avenue, Outdoor Patio, El Segundo, California 90245 on Thursday, May 22, 2008, at 5:00 p.m. and at any and all adjournments thereof. The Company's telephone number is (310) 606-8000.

        The solicitation of the proxy accompanying this proxy statement is made by the Board of Directors of Manhattan Bancorp, and the costs of such solicitation will be borne by Manhattan Bancorp. The Company pays for the distribution and solicitation of proxies and reimburses brokers, nominees, fiduciaries and other custodians reasonable fees and expenses in forwarding proxy materials to shareholders. The Company may solicit proxies through its Directors as well as officers and employees of Bank of Manhattan. The Company does not pay those individuals additional compensation for soliciting proxies.

        It is expected that this proxy statement and accompanying Notice will be mailed to shareholders on approximately April 18, 2008.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why did you send me this proxy statement and proxy card?

        We sent you this Proxy Statement and the enclosed proxy card because you own shares of Manhattan Bancorp. This Proxy Statement, which is furnished by the Board of Directors of Manhattan Bancorp, provides you with information that will help you cast your vote at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

        When you sign the proxy card, you appoint each of Chris W. Caras, Jr., Harry W. Chenoweth and Patrick E. Greene, who are current directors of the Company, as your representatives at the Annual Meeting (your proxies). They will vote your shares at the Annual Meeting as you have instructed them on your proxy card(s). If an issue comes up for vote at the Annual Meeting that is not on the proxy card, they will vote your shares, under your proxy, in accordance with their best judgment.

        We have enclosed the Company's 2007 Annual Report to Shareholders, which includes the Company's Form 10-K filed with the Securities and Exchange Commission. The Annual Report is not considered part of the soliciting materials.

What am I voting on?

  1.
  Election of Directors.    Electing eight (8) persons to the Board of Directors to serve until the next Annual Meeting of Shareholders and until their successors are elected and have qualified.

  2.
  Ratification of Appointment of Independent Public Accountant.    The ratification of Vavrinek, Trine, Day & Co., LLP ("VTD") as independent public accountant for the Company for the 2008 fiscal year.

  3.
  Other Business.    Transacting such other business as may properly come before the Meeting and any and all adjournment(s) thereof.

Who is entitled to vote?

        Only shareholders of record at the close of business on March 31, 2008 (the "Record Date") may vote at the Meeting. Each share you hold has voting rights, including shares:

  •
  held directly in your name as shareholders of record (also referred to as "registered shareholder"); and

  •
  held for you in an account with a broker or other nominee (shares held in "street name").

How many votes do I have?

        You have one vote for each share of the Company's Common Stock. In the election of directors, you may be permitted to "cumulate" your votes.

What is "cumulative voting"?

        Cumulative voting is a manner of voting in the election of directors in which each shareholder is entitled to a total number of votes equal to the number of directors to be elected multiplied by the number of votes the shareholder would have on a single matter. The number of votes a shareholder on a single matter is the number of shares of Common Stock held by the shareholder. For example, if you hold 1,000 shares of Common Stock, you are entitled to 8,000 total votes in the election of directors (eight—the number of directors—multiplied by one vote per share of Common Stock, or 8,000 votes). A shareholder may use all of his or her votes for one nominee, or may distribute his or her shares among two or more nominees as the shareholder see fits. No shareholder may cumulate votes unless at least one shareholder gives notice at the Annual Meeting of his or her intention to cumulate votes.

        Your proxy holder may, in their discretion, cumulate votes for shares with respect to which they have proxies.

How are abstentions and broker non-votes treated?

        Abstentions and broker non-votes will be included in the number of shares present at the Annual Meeting for purposes of determining the presence of a quorum. Abstentions and broker non-votes have no effect on the election of directors or the ratification of the selection of independent auditors.

How can I vote?

  You may vote by mail

        Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct. If you return a signed proxy card but do not provide voting instructions, your shares will be voted FOR the election of the nominees for directors identified in this Proxy Statement and FOR the ratification of our selection of independent auditors.

  You may vote in person at the meeting

        You may attend the Annual Meeting and vote in person. If you hold your shares in street name, you must request a legal proxy from your stockbroker in order to vote at the meeting. Otherwise, we cannot count your votes.

May I revoke my proxy?

        If you have returned your signed proxy card, you may revoke it at any time before it is exercised. You may revoke you proxy in any of one of three ways:

  •
  You may send in another proxy with a later date;

  •
  You may notify the Company's Secretary in writing before the Annual Meeting that you have revoked your proxy; or

  •
  You may vote in person at the Annual Meeting.

How will shares I hold in street name be voted?

        If your shares are held in street name, your brokerage firm, under certain circumstances, may vote your shares. Brokerage firms have authority to vote customers' shares on certain "routine" matters, including the election of directors. If you do not vote your proxy, your brokerage firm may either vote your shares on routine matters or leave your shares unvoted.

        We encourage you to provide instructions to your brokerage firm by voting your proxy. This ensures your shares will be voted at the Annual Meeting.

What does it mean if I receive more than one proxy card?

        If you have more than one account at the transfer agent and/or with shareholders, you will receive separate proxy cards for each account. Please sign and return all proxy cards to ensure that all your shares are voted.

How many votes may be cast at the Annual Meeting?

        Based upon the number of shares of Common Stock outstanding on the record date, up to 2,487,631 votes may be cast on any matter.

How many shares do you need to hold the Annual Meeting (what are the quorum requirements)?

        Shares representing a majority of the Company's outstanding votes on the record date on March 31, 2008 must be present at the meeting in order to hold the meeting and conduct business. This is called a quorum. Accordingly, a quorum will be 1,243,816 shares. Shares are counted as present at the meeting if the shareholder either:

  •
  Is present at the meeting; or

  •
  Has properly submitted a proxy card.

How many votes must the director nominees have to be elected?

        The eight nominees receiving the highest number of votes will be elected as directors. This number is called a plurality. If you do not vote for a particular nominee, or you withhold authority to vote for a particular nominee on your proxy card, your vote will not count either "for" or "against" the nominee.

How many votes are required to ratify the selection of auditors?

        The selection of Vavrinek, Trine, Day & Co., LLP will be ratified if a majority of the votes cast on the selection are in favor of ratification.

VOTING SECURITIES

        The close of business on March 31, 2008 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at this year's annual meeting. As of the Record Date there were outstanding 2,487,631 shares of Manhattan Bancorp's common stock, without par value, which is the only class of equity securities of Manhattan Bancorp currently outstanding. Any holder of shares represented by a proxy, which has been returned properly signed by the shareholder of record, will be considered present for the purposes of determining whether a quorum exists even if such proxy contains abstentions or broker non-votes. A quorum sufficient for the conduct of business at the Meeting will consist of a majority of the outstanding shares of common stock of Manhattan Bancorp at the close of business on the Record Date.

SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS,
DIRECTORS AND EXECUTIVE OFFICERS

        Management is aware of two persons who own, beneficially or as of record, either individually or together with associates, five percent (5%) of more or the outstanding shares of the Company's common stock. The following table provides information as of the record date regarding the Common Stock beneficially owned by: (i) each person known to Management to own more than 5% of the outstanding Common Stock; (ii) each of our directors and nominees for directors; (iii) each of our executive officers named in the Summary Executive Compensation Table included in this Proxy Statement; and (iv) all of our executive officers and directors as a group. Except as may be indicated in the footnotes to the table and subject to applicable community property laws, to Management's knowledge each person identified in the table has sole voting and investment power with respect to the shares shown as beneficially owned.

Name and Address of Beneficial Owners(1)	Common Stock Beneficially Owned(2)(3)	Percent of Class(3)
Chris W. Caras Jr.(4), Director	17,500	0.7%
Harry W. Chenoweth, Director	15,000	0.6%
Dean Fletcher, Executive Officer	4,000	0.2%
Patrick F. Greene, Director	20,000	0.8%
Chris Growney(5), Director	20,000	0.8%
Randall T. Hata, Executive Officer	5,000	0.2%
Larry S. Murphy, Director	15,000	0.6%
Kyle A. Ransford(6), Chairman and Director	221,800	8.9%
David Ross, Executive Officer	2,500	0.1%
Jeffrey M. Watson(7), Director and Executive Officer	75,000	3.0%
Stephen P. Yost, Director	20,000	0.8%
First DeNovo, L.P., Investor Group 437 Madison Avenue New York, NY 10022-7002	190,000	7.6%
All directors and executive officers as a group (11 persons)	415,800	16.7%

(1)
The business address of each director and executive officer is c/o Manhattan Bancorp, 2141 Rosecrans Avenue, Suite 1160, El Segundo, California 90245.

(2)
May include shares held by or with such person's spouse (except when legally separated) and minor children; shares held by any other relative of such person who has the same home; shares held by a family trust as to which such person is a trustee with sole voting and investment power (of shared power with a spouse); or shares held in an Individual Retirement Account or pension plan as to which such person has pass-through voting rights and investment power.

(3)
Options to purchase shares of Common Stock held by directors and executive officers, that would be exercisable within 60 days after March 31, 2008 ("currently exercisable"), are treated as outstanding for the purpose of computing the number and percentage of outstanding securities of the class owned by such persons, but not for the purpose of computing the percentage of class owned by any other person. As of March 31, 2008 there were no options currently exercisable.

(4)
Includes 2,500 shares of stock owned by SCS Equities, LLC of which Mr. Caras is a managing partner.

(5)
These shares are owned by Caribou Holdings, LLC of which Mr. Growney and his spouse are sole owners.

(6)
Includes 215,000 shares which have been pledged as security in a related loan transaction not involving Bank of Manhattan.

(7)
Includes 35,000 shares which have been pledged as security in a related loan transaction not involving Bank of Manhattan.

PROPOSALS

PROPOSAL 1: ELECTION OF DIRECTORS

        The By-laws of Manhattan Bancorp provide for a range of between seven (7) and thirteen (13) directors, with the exact number of directors to be fixed from time to time, within the foregoing range, by a resolution duly adopted by a majority of Manhattan Bancorp's full board of directors or by a resolution adopted by a majority of the shareholders at any meeting thereof or by written consent. The exact number of directors is presently fixed at eight (8).

        The Board of Directors has nominated the eight (8) current directors for re-election. Each nominee has indicated that he is willing to serve as a director. The shareholders are being asked to elect eight (8) directors to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified. If any nominee is unable to serve or for good cause will not serve, Mr. Caras, Mr. Chenoweth or Mr. Greene (the Proxy Holders) may vote for another nominee proposed by the Board of Directors, may reduce the number of directors to be elected. If any resigns, dies or is otherwise unable to serve out his term, the Board of Directors may fill the vacancy. It is presently intended that all directors elect at the Annual Meeting will also be elected to serve as directors of Bank of Manhattan.

        In the election of directors, the Proxy Holders intend, unless directed otherwise, to vote for the election of the nominees named below. In the event that cumulative voting is employed in the election of directors, the Proxy Holders intend, unless directed otherwise, to distribute the votes represented by each proxy among the nominees named below so as to elect all or as many of them as possible. In the event any of the nominees should be unable to serve as a director, it is intended that the proxy will be voted for the election of such substitute nominees, if any, as shall be designated by the Board of Directors. Management has no reason to believe that any nominee will become unavailable.

Information about the Nominees

        The following information is provided regarding the nominees:

Name(1)	Age	Year First Appointed Director	Positions Held During 2007(1)	Principal Occupation During the Past Five Years
Chris W. Caras, Jr.	34	2006	Director; Member: Compensation Committee, Loan Committee	Real Estate Brokerage/Development Senior Vice President—Grubb & Ellis since 2005; President—Caras Homes, Inc. since 2000; Property Manager—Car-Gin Property Management, Inc since 1996
Harry W. Chenoweth	66	2006	Director; Chair: Compensation Committee; Member: Loan Committee	Retired Banker President—Barrister Executive Suites, Inc from 2001 to 2004; Executive Vice President—Imperial Bank of Los Angeles from 1996 to 2001

Patrick F. Greene	62	2007	Director; Member: Compensation Committee, Asset/Liability Committee	Retired Business Owner President/Owner Greene's Ready Mixed Concrete from 1960 to 2006
Christopher J. Growney	35	2006	Director; Chair: Asset/Liability Committee; Member: Audit Committee	Investment Advisor Principal—New York Office; Clearwater Advisors, LLC since 2001
Larry S. Murphy	64	2006	Director; Chair: Audit Committee; Member: Asset/Liability Committee	Certified Public Accountant; Vice President—Freeman & Mills, Inc. since 2000
Kyle A. Ransford	36	2006	Board Chairman; Director; Member: Asset/Liability Committee, Loan Committee	Real Estate Investment and Development General Partner—Cardinal Real Estate Investments since 2001; General Partner—Powerscourt Partners since 2000
Jeffrey M. Watson	48	2006	Director; President/CEO Member: Asset/Liability Committee, Loan Committee	Banker; President/CEO—Company & Bank since 2006/2007 Executive Vice President—Chief Operating Officer—1st Century Bank from 2003 to 2006;
Stephen P. Yost	62	2006	Director; Chair: Loan Committee Member: Audit Committee	Retired Banker; Executive Vice President—Comerica Bank from 2001 until 2006

(1)
All individuals noted are directors of both the Company and the Bank. The Audit Committee and the Compensation Committee are committees of the Company. Other noted committees are committees of the Bank only.

Nominations by Shareholders

        The procedures whereby nominations for election to the Board of Directors may be made by any shareholders are set forth in Section 3.3 of the By-Laws of Manhattan Bancorp, which provides:

  "Nominations for election of members of the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of voting stock of the Corporation entitled to vote for the election of directors. Notice of intention to make any nominations, other than by the Board of Directors, shall be made in writing and shall be received by the President of the Corporation no more than 60 days prior to any meeting of shareholders called for the election of directors, and no more than 10 days after the date of notice of such meeting is sent to shareholders pursuant to Section 3.5(a) of Article III of these By-Laws; provided, however, that if only 10 days' notice of the meeting is given to shareholders, such notice of intention to nominate shall be received by the President of the Corporation not later than the time fixed in the notice of the meeting for the opening of the meeting. Such notification shall contain the following information to the extent known to the notifying shareholder: (A) the name and address of each proposed nominee; (B) the principal occupation of each proposed nominee; (C) the number of shares of voting stock of the Corporation owned by each proposed nominee; (D) the name and residence address of the notifying shareholder; and (E) the number of shares of voting stock of the Corporation owned by the notifying shareholder. Nominations not made in accordance herewith may be disregarded by the chairman of the meeting, and the inspectors of election shall then disregard all votes cast for each such nominee."

Board Committees and Director Independence

        The Company's Board of Directors has determined that a majority of our current directors are "independent" as the term is defined in Nasdaq's listing standards. Specially, the Board has determined that all of the directors other than Jeffrey M. Watson, President and Chief Executive Officer of the Company and the Bank, are independent. Further, the Company intends to maintain at least a majority of the Board as independent directors at all times.

Board Meetings

        Directors met seven (7) times during 2007. No director attended less than 75% of all meetings held in 2007 of the Board of Directors and committees on which he served.

Board Committees

        From time to time the Board appoints and empowers committees to carry our specific functions of behalf of the Board. The following describes the current committees of the Board and their members:

        The Audit Committee:    The members of the Audit Committee in 2007 were Messrs. Murphy (Chairman), Growney and Yost. The Audit Committee held four (4) meetings during 2007. It appoints and evaluates the Company's independent auditors. The Committee reviews with the independent auditors the proposed scope of, fees for, and results of, the annual audit. It reviews the system of internal accounting controls and the scope and results of internal audits with the independent auditors and the Company's management. It pre-approves the audit and permissible non-audit serves provided by the independent auditors.

        The Board of Directors has determined that each member of the Audit Committee has sufficient accounting or related financial management expertise to serve on the Committee and that Mr. Murphy meets the qualifications of an "audit committee financial expert" as the term is defined in the rules and regulations of the Securities and Exchange Commission. The members of the Audit Committee are all independent directors. In determining the independence of the members of the Audit Committee, the Company used the definition of independence set forth in the listing standard of the National Association of Securities Dealers, Inc.

        The Compensation Committee:    The members of the Compensation Committee in 2007 were Messrs. Chenoweth (Chairman), Caras and Greene. The members of the Compensation Committee are all independent directors. In determining the independence of the Committee members, the Company used the definition set forth in the listing standards of the National Association of Securities Dealers, Inc. The Compensation Committee held two (2) meetings during 2007.

        The Compensation Committee monitors the performance of senior management in relation to applicable corporate goals and strategies, and makes recommendations to ensure that compensation and benefits are at levels that enable Manhattan Bancorp and Bank of Manhattan to attract and retain high quality employees.

        The Compensation Committee, in consultation with other committee chairpersons, is responsible for evaluating annually the performance of the Chief Executive Officer of Manhattan Bancorp and Bank of Manhattan in light of the goals and objectives of the Company's strategic plan and the Chief Executive Officer's individual performance goals. Based on this evaluation, the Compensation Committee recommends to the Board of Directors the Chief Executive Officers compensation levels.

        The Compensation Committee also annually reviews and makes recommendations to the Board of Directors concerning the compensation arrangements for all executive officers, including: (i) annual base salary amounts; (ii) annual bonus arrangements, if any; (iii) any long-term incentive compensation; (iv) any employment agreements, severance arrangements and change in control and similar agreements/provisions; and (v) any perquisites, special or supplemental benefits. The executive officers of Manhattan Bancorp and Bank of Manhattan do not have a role in recommending the amount or form of their own compensation. The Chief Executive Officer, although not a member of the Compensation Committee, presents to the Compensation Committee recommendations for compensation of the other executive officers. The full Board of Directors, and not the Compensation Committee, determines director compensation.

        The Compensation Committee has the authority to retain and terminate any compensation consultant to be used to assist in the evaluation of the Chief Executive Officer, including the sole authority to approve the consultant's fees and other retention terms. The Compensation Committee also has authority to obtain advice and assistance from internal or outside legal, accounting or other advisors as it deems necessary, at the expense of Manhattan Bancorp or Bank of Manhattan, to carry out its duties.

        No person who served on the Compensation Committee in 2007 was during the year or previously, an officer or employee of the Company or had a relationship with the Company requiring disclosure under Item 404 of Regulation S-K. Further no interlocking relationship exists between any member of the Board of Directors and any member of any other company's board of directors or compensation committee.

        Code of Conduct:    Manhattan Bancorp and Bank of Manhattan have adopted a Code of Conduct applicable to all of their directors, officers and employees, including their principal executive officer, principal financial officer, principal accounting officer and persons performing similar functions. The Code sets forth Manhattan Bancorp's values and expectations regarding ethical and lawful conduct and is also intended to deter wrongdoing, to promote honest and ethical conduct, and compliance with applicable laws and regulations.

        Shareholder Communications with Directors:    Shareholders and other interested parties may communicate directly with the Board or with any individual director of Manhattan Bancorp by writing to the Board or such individual director in care of the Corporate Secretary, Manhattan Bancorp, 2141 Rosecrans Avenue, Suite 1160, El Segundo, CA 90245. The Corporate Secretary will forward all written communications, except those clearly of a marketing nature, to the Chairman of the Board in the case of communications addressed to the entire Board or to the individual directors to whom they are addressed.

        Director Attendance at Annual Meetings:    To show their support for Manhattan Bancorp and to facilitate and encourage communications between Manhattan Bancorp's shareholders and the directors, directors are encouraged to attend shareholder meetings.

Executive Management

        The following table sets forth certain information as to each of the executive officer of the Company as of March 31, 2008:

Name(1)	Age	Business Experience During the Past Five Years
Jeffrey M. Watson	48	President and Chief Executive Officer, Manhattan Bancorp since 2006;
President and Chief Executive Officer, Bank of Manhattan since 2007;
Executive Vice President/Chief Operating Officer, 1st Century Bank, N.A., Century City, California from 2003 to 2006.
		Mr. Watson's banking career spans over 25 years.
Dean Fletcher	60
Executive Vice President/Chief Financial Officer/Corporate Secretary, Manhattan Bancorp since 2007
Executive Vice President/Chief Financial Officer/Corporate Secretary, Bank of Manhattan since 2007
Executive Vice President/Chief Financial Officer, Premier Service Bank, Riverside, California from 2001until 2007.
		Mr. Fletcher's banking career spans over 31years.
Randall T. Hata	42
Executive Vice President, Manhattan Bancorp since 2007
Executive Vice President/Chief Operating Officer, Bank of Manhattan since 2007
Senior Vice President/Chief Financial Officer, 1st Century Bank, N.A., Century City, California from 2003 until 2007
Prior to 2003, Vice President/Controller, Malaga Bank, SSB in Palos Verdes Estates, California.
		Mr. Hata's banking career spans over 21 years.
David Ross	57
Executive Vice President, Manhattan Bancorp since 2007
Executive Vice President/Chief Credit Officer, Bank of Manhattan since 2007
Executive Vice President/Chief Credit Officer, First Coastal Bank since 1999
		Mr. Ross's banking career spans over 35 years.

(1)
The business address of all executive officers is 2141 Rosecrans Avenue, Suite 1160, El Segundo, California 90245.

EXECUTIVE COMPENSATION

        The following table sets forth certain summary compensation information for the fiscal year ended December 31, 2007, with respect to the President and Chief Executive Officer of Manhattan Bancorp, and the other two most highly compensated executive officers of Manhattan Bancorp, who were serving as executive officers at December 31, 2007 (the "Named Executive Officers"):

Summary Executive Compensation Table

Name and Principal Position	Year		Salary			Bonus(1)	Option Awards		Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation(2)		Total

Jeffrey M. Watson President/CEO-Company/Bank	2007 2006	(5)	$ $	200,000 50,000	(3) (3)	$125,000 —	$63,553 —	(4)	— —	— —	$ $	33,309 3,000	$ $	421,862 53,000

Dean Fletcher, EVP/CFO-Company/Bank	2007			$126,823	(3)	$35,000	$19,066	(4)	—	—		$16,093		$196,982

Randall T. Hata, EVP/COO-Bank EVP-Company	2007			$123,522	(3)	—	$19,066	(4)	—	—		$11,100		$153,688

(1)
All bonuses, other than bonus to the Chief Executive Officer, are based on the recommendations of the Chief Executive Officer to the Compensation Committee and are based on performance. The bonus of the Chief Executive Officer is based on the recommendation of the Compensation Committee and is based on performance occurring over the entire organizational period beginning in fourth quarter of 2006.

(2)
Includes perquisites and other compensation. Additional information regarding other compensation, including perquisites that in the aggregate exceeded $10,000 for an individual, is provided in the "Components of All Other Compensation" table below.

(3)
Salary amount includes amounts deferred under Manhattan Bancorp's 401(k) Plan. The 401(k) Plan permits participants to contribute a portion of their annual compensation on a pre-tax basis (subject to a statutory maximum), which contributions vest immediately when made. The Company's policy, for employees with one month of service, is to match 100% up to the first 3% of the employee contribution and to match 50% up to the next 2% of any additional employee contribution not to exceed in total 5% of such employee's annual compensation. The vest on the employer match is also immediately vested.

(4)
Represents amount expensed under FAS 123R for the fiscal year concerning the options granted. The assumptions used in valuing these option awards are detailed in Note 11 to the financial statements contained in our Annual Report on Form 10-K for 2007.

(5)
Mr. Watson earned three months of consulting payments for consulting services rendered to Manhattan Bancorp from October 1, 2006 through December 31, 2006. Mr. Watson agreed to defer receipt of this payment until Bank of Manhattan opened for business in August 2007.

Components of All Other Compensation

        The components of the "All Other Compensation" column in the Summary Compensation Table, including perquisites that in the aggregate exceeded $10,000 for an individual, are detailed in the following table:

Name	Year	Cost of Auto Provided			Club Memberships and Dues		401(k) Employer Contributions		Total

Jeffrey M. Watson	2007 2006	$ $	12,000 3,000	(1)	$ $	7,732 0	$ $	13,577 0	$ $	33,309 3,000

Dean Fletcher	2007		$9,250			$0		$6,843		$16,093

Randall T. Hata	2007		$9,000			$0		$2,100		$11,100

(1)
Payment of three months automobile allowance for 2006 was deferred until the Bank commenced operations in 2007.

Employment Agreements

        The Bank entered into an employment agreement with Jeffrey M. Watson on August 15, 2007, the date the Bank commenced operations, pursuant to which agreement it retained Mr. Watson to serve as its President and Chief Executive Officer. The employment agreement has a term of three (3) years, pursuant to which Mr. Watson receives an annual base salary of not less than $200,000, which amount may be increased by merit increases on an annual basis. In addition, Mr. Watson may receive a discretionary bonus under the employment agreement. Further, pursuant to the employment agreement, Mr. Watson is provided an automobile allowance of $1,000 per month, four (4) weeks of paid vacation, is reimbursed for country club dues, and receives standard and customary medical, dental, and other insurance benefits. Additionally, upon his termination of employment without cause, Mr. Watson is entitled to severance benefits equal to twelve (12) months of his then current base salary and the continuation of medical benefits for the same period. Pursuant to the employment agreement, Mr. Watson was also granted, from Manhattan Bancorp's 2007 Stock Option Plan, a ten-year option to purchase 5% of the total shares issued and outstanding in conjunction with the commencement of operations for the Bank, which options vest 33% on each of the next three anniversaries of the date of the option grants. In addition, in conjunction with the first non-underwritten public offering by Manhattan Bancorp, the employment agreement provides that Mr. Watson will be granted additional stock options to purchase his 5% holding of the amount of common stock to be sold in such non-underwritten public offering at the fair-market value of the Company's stock on the date of the closing of that offering, which options shall be for a ten-year term and vest over a three-year period.

        The Bank entered into an employment agreement with Dean Fletcher on August 15, 2007, the date the Bank commence operations, pursuant to which agreement it retained Mr. Fletcher to serve as its Executive Vice President and Chief Financial Officer.

        The Bank entered into an employment agreement with Randall T. Hata on August 15, 2007, the date the Bank commence operations, pursuant to which agreement it retained Mr. Hata to serve as its Executive Vice President and Chief Operating Officer.

        Both employment agreements between the Bank and Mr. Fletcher and Mr. Hata have similar provisions including a term of three (3) years, an annual base salary of not less than $165,000, subject to increases on an annual basis based upon merit. Both agreements provide for an automobile allowance of $1,000 per month, four (4) weeks of paid vacation, and standard and customary medical, dental and other insurance benefits. Additionally, upon termination of employment without cause, each agreement provides for severance benefits equal to six (6) months of his then current salary and the continuation of medical benefits for the same period. Pursuant to the employment agreements, each executive officer was also granted, from Manhattan Bancorp's 2007 Stock Option Plan, a ten-year option to purchase 1.5% of the total shares issued and outstanding in conjunction with the commencement of operations for the Bank, which options vest 33% on each of the next three anniversaries of the date of the option grants.

        All employment agreements entered into by the Bank provide that upon termination from the Bank, all corresponding relationships with entities controlled by, controlling or under common control by the Bank will also be terminated. There are, at present, no employment agreements with the Company nor do existing agreements make provision for Change in Control. Neither the Company nor the Bank has any supplemental executive retirement plans (SERP's).

Stock Options

        All outstanding stock options have been granted under the Company's 2007 stock option plan that has been approved by Manhattan Bancorp's shareholders. There were no options exercised by Named Executive Officers during 2007. Options to purchase an aggregate of 531,770 shares of the common stock of Manhattan Bancorp, with an average exercise price of $9.99 per share, were outstanding under Manhattan Bancorp's 2007 Stock Option Plan as of December 31, 2007. The fair market value of the common stock of Manhattan Bancorp was $10.25 based upon the last sale on December 31, 2007.

Options Granted during 2007

        The following table sets forth certain information with respect to options granted during 2007 to Named Executive Officers:

Name	Grant Date	Number of Securities Underlying Options (#)(1)	Exercise or Base Price of Option Awards ($/Shares)

Jeffrey M. Watson	8/10/2007 9/27/2007	107,500 16,882	$ $	10.00 10.00

Dean Fletcher	8/10/2007 9/27/2007	32,250 5,064	$ $	10.00 10.00

Randall T. Hata	8/10/2007 9/27/2007	32,250 5,064	$ $	10.00 10.00

(1)
The above options were issued for a period of ten years and vest 33% on each of the next three anniversaries of the date of the option grants.

Outstanding Awards at December 31, 2007

Name	Number of Shares Underlying Unexercised Options Exercisable	Number of Shares Underlying Unexercised Options Unexercisable(1)	Option Exercise Price		Option Expiration Date

Jeffrey M. Watson	0 0	107,500 16,882	$ $	10.00 10.00	8/10/2017 9/27/2017

Dean Fletcher	0 0	32,500 5,064	$ $	10.00 10.00	8/10/2017 9/24/2017

Randall T. Hata	0 0	32,500 5,064	$ $	10.00 10.00	8/10/2017 9/24/2017

(1)
All outstanding unexercised options are vesting at 33% beginning one year from the date of grant. The grant date is noted in the previous schedule.

Compensation of Directors

        Non-employee members of Manhattan Bancorp's Board of Directors received no cash compensation for their service as directors in 2007. Manhattan Bancorp does reimburse its directors for Company-related travel, seminars, meals and other expenses and may grant stock options to directors from time to time. Stock options were granted to the directors of Manhattan Bancorp in 2007 and are reflected in the table below.

        Compensation earned by employee-directors, if any, is included in the "Summary Executive Compensation Table" above. The following table sets forth information with regard to compensation earned by non-employee directors in 2007:

Non-Employee Director Compensation Table

Name	Fees Earned or Paid In Cash	Option Awards(1)	All Other Compensation	Total

Chris W. Caras, Jr.	$0	$8,428	$0	$8,428

Harry W. Chenoweth	$0	$8,455	$0	$8,455

Patrick E. Greene	$0	$8,374	$0	$8,374

Christopher J. Growney	$0	$8,401	$0	$8,401

Larry S. Murphy	$0	$8,428	$0	$8,428

Kyle S. Ransford	$0	$63,553	$0	$63,553

Stephen P. Yost	$0	$8,644	$0	$8,644

(1)
Represents amount expensed under FAS 123R for the fiscal year concerning the options granted. The assumptions used in valuing these option awards are detailed in Note 11 to the financial statements contained in the Company's Annual Report on Form 10-K for 2007.

Options Granted during 2007

        The following table sets forth certain information with respect to options granted during 2007 to Non-Employee Directors:

Name	Grant Date	Number of Securities Underlying Options (#)(1)	Exercise or Base Price of Option Awards ($/Shares)

Chris W. Caras, Jr.	8/10/2007 12/13/2007	15,000 3,000	$ $	10.00 9.25

Harry W. Chenoweth	8/10/2007 12/13/2007	15,000 3,250	$ $	10.00 9.25

Patrick E. Greene	8/10/2007 12/13/2007	15,000 2,500	$ $	10.00 9.25

Christopher J. Growney	8/10/2007 12/13/2007	15,000 2,750	$ $	10.00 9.25

Larry S. Murphy	8/10/2007 12/13/2007	15,000 3,000	$ $	10.00 9.25

Kyle A. Ransford	8/10/2007	107,500		$10.00

Stephen P. Yost	8/10/2007 12/13/2007	15,000 5,000	$ $	10.00 9.25

(1)
The above options were issued for a period of ten years and vest 33% on each of the next three anniversaries of the date of the option grants.

Outstanding Awards at December 31, 2007

Name	Number of Shares Underlying Unexercised Options Exercisable	Number of Shares Underlying Unexercised Options Unexercisable(1)	Option Exercise Price		Option Expiration Date

Chris W. Caras, Jr.	0 0	15,000 3,000	$ $	10.00 9.25	8/10/2017 12/13/2017

Harry W. Chenoweth	0 0	15,000 3,250	$ $	10.00 9.25	8/10/2017 12/13/2017

Patrick E. Greene	0 0	15,000 2,500	$ $	10.00 9.25	8/10/2017 12/13/2017

Christopher J. Growney	0 0	15,000 2,750	$ $	10.00 9.25	8/10/2017 12/13/2017

Larry S. Murphy	0 0	15,000 3,000	$ $	10.00 9.25	8/10/2017 12/13/2017

Kyle A. Ransford	0	107,500		$10.00	8/10/2017

Stephen P. Yost	0 0	15,000 5,000	$ $	10.00 9.25	8/10/2017 12/13/2017

(1)
All outstanding unexercised options are vested at 33% per year beginning one year from date of grant. The grant date is noted in the previous schedule.

Transactions with Related Persons

        From time to time the Bank may make loans to directors and executive officers, although no loans were made during 2007. Under the Bank's loan policy, any loan to a director or executive officer would be made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and not involve more than the normal risk of collectability. Any loan to a director or executive officer must be approved in advance by the Bank's Board of Directors with the interested director not present during the discussion or voting regarding the loan.

RECOMMENDATION OF THE BOARD OF DIRECTORS

        The Board of Directors recommends a vote "FOR" each of the nominees for election to the Board as described above in Proposal 1.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANT

REPORT OF THE AUDIT COMMITTEE

The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing under the Securities Act of 1933 or the Securities Act of 1934, except to the extent Manhattan Bancorp specifically incorporates this Report by reference therein.

        The Audit Committee assists the Company's Board of Directors in its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of Manhattan Bancorp. The Audit Committee advises the Board of Directors in the selection, evaluation and replacement of independent auditors to the Board of Directors, and approves all non-audit services and fees for audit and non-audit services charged by the independent auditors. The members of the Audit Committee are "independent directors" as defined by NASD listing standards. The Audit Committee has discussed with the independent auditors their independence from management of Manhattan Bancorp, including the matters in the written disclosures required by Independence Standards Board Standard No 1., which were provided to the Audit Committee.

        In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements included in the Annual Report on Form 10-K for the year ended December 31, 2007 (the "2007 Form 10-K") filed with the Securities and Exchange Commission, as well as the unaudited financial statements filed with the Company's quarterly reports on Form 10-Q during 2007. The Audit Committee also met and discussed with the independent auditors the matters required to be discussed by Statements on Accounting Standards (SAS) No. 114. These discussions included the clarity of the disclosures made therein, the underlying estimates and assumptions used in the financial reporting, and the reasonableness of the significant judgments and management decisions made in developing the financial statements.

        The Audit Committee also met and discussed with the independent auditors issues related to the overall scope and objectives of the audit, internal controls, the specific results of any audit investigations and reviews, and critical accounting policies. The Audit Committee's Charter was reviewed and deemed effective.

        Pursuant to the reviews and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the 2007 Form 10-K filed with the Securities and Exchange Commission.

Audit Committee of the Board of Directors
Manhattan Bancorp

Larry S. Murphy, Chairman
Christopher J. Growney
Stephen P. Yost

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

        It is the current intention of Manhattan Bancorp's Audit Committee to retain Vavrinek, Trine, Day & Co., LLP as independent auditors of Manhattan Bancorp for the current year. Vavrinek, Trine, Day & Co., LLP conducted the audit for the year ended December 31, 2007. A representative of Vavrinek, Trine, Day & Co., LLP is expected to be present at the Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

        In the initial stages of organization, the audit firm of Hutchison and Bloodgood, LLP conducted the audit for the period from June 19, 2006 (date of inception of the Company) to December 31, 2006.

        The Audit Committee pre-approves all audit and permissible non-audit services to be performed by Manhattan Bancorp's independent auditors. Manhattan Bancorp's independent auditor may provide only those services pre-approved by the Audit Committee. The Audit Committee annually reviews and pre-approves the audit, review, attest and permitted non-audit services to be provided during the next audit cycle by Manhattan Bancorp's independent auditor. To the extent practicable, at the same meeting, the Audit Committee also reviews and approves a budget for each of such services. The term of any such pre-approval is for the period of the annual audit cycle, unless the Audit Committee specifically provides for a different period.

        Services proposed to be provided by Manhattan Bancorp's independent auditor, which have not been pre-approved during the annual review, and the fees for such proposed services, must be pre-approved by the Audit Committee. Additionally, fees for previously approved services that are expected to exceed the previously approved budget must also be pre-approved by the Audit Committee. The Audit Committee may not delegate its responsibilities to pre-approve services performed by Manhattan Bancorp's independent auditor to management.

        The aggregate fees billed by Manhattan Bancorp for the fiscal years ended December 31, 2007 and for the initial development stage period in 2006 by Manhattan Bancorp's principal accounting firm were as follows:

	2007	2006
Audit fees	$41,000	$4,500
Audit related fees	0	0
Tax fees	4,000	1,500
All other fees	0	325

Total:	$45,000	$6,325

RECOMMENDATION OF THE BOARD OF DIRECTORS

        The Board of Directors recommends a vote "FOR" Proposal 2.

PROPOSAL 3: OTHER MATTERS

        Management does not know of any matters to be presented at the Meeting other than those set forth above. However, if another matter properly comes before the Meeting, it is the intention of the persons named in the accompany proxy to vote said proxy in accordance with the recommendation of the Board of Directors and authority to do so is included in the proxy.

SHAREHOLDER PROPOSALS FOR 2008 ANNUAL MEETING

        Shareholders interested in submitting a proposal for inclusion in Manhattan Bancorp's proxy statement for the annual meeting of shareholders in 2008, must submit the proposal so it is received by Manhattan Bancorp at its principal executive offices no later than December 31, 2008 in a form that complies with applicable regulations. Proposals by shareholders should be sent to the attention of the Corporate Secretary of Manhattan Bancorp at 2141 Rosecrans Avenue, Suite 1160, El Segundo, California 90245.

ANNUAL REPORT ON FORM 10-K

UPON WRITTEN REQUEST OF ANY SHAREHOLDER SOLICITED HEREBY, MANHATTAN BANCORP WILL PROVIDE, WITHOUT CHARGE, A COPY OF MANHATTAN BANCORP'S ANNUAL REPORT ON FORM 10-K (WITHOUT EXHIBITS) FOR THE FISCAL YEAR ENDED DECEMBER 31, 2007 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. REQUESTS SHOULD BE DIRECTED TO DEAN FLETCHER, EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, 2141 ROSECRANS AVENUE, SUITE 1160, EL SEGUNDO, CALIFORNIA 90245.

DATED: April 18, 2008	MANHATTAN BANCORP
Jeffrey M. Watson President and Chief Executive Officer

IT IS VERY IMPORTANT THAT EVERY SHAREHOLDER VOTE. WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY STATEMENT AS PROMPTLY AS POSSIBLE. PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.

Manhattan Bancorp
 ANNUAL MEETING OF SHAREHOLDERS
MAY 22, 2008

v    DETACH PROXY CARD HERE    v

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------

The undersigned shareholder of Manhattan Bancorp (the "Company") hereby nominates, constitutes and appoints Chris W. Caras, Jr., Harry W. Chenoweth and Patrick Greene and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all the stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on Thursday, May 22, 2008 at 5:00 p.m. and at any adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as follows:

  1.
  Election of Directors. To elect the eight persons named below to serve until the 2009 Annual Meeting of Shareholders and until their successors are elected and have qualified:

Chris Caras, Jr., Harry Chenoweth, Patrick Greene, Chris Growney,
Larry Murphy, Kyle Ransford, Jeffrey Watson, Stephen Yost

☐ AUTHORITY GIVEN	☐ AUTHORITY WITHHELD

If you wish to withhold authority to vote for some but not all of the nominees named above, you should check the box marked "Authority Given" and you should enter the name(s) of the nominee(s) with respect to whom you wish to withhold authority to vote in the space provided below:

  2.
  Ratification of Appointment of Independent Public Accountant. To ratify the appointment of Vavrinek, Trine, Day & Co., LLP as the independent public accountant of the Bank for the 2008 fiscal year.

☐ FOR	☐ AGAINST	☐ ABSTAIN

PLEASE SIGN AND DATE ON THE REVERSE SIDE

The Board of Directors recommends a vote of "authority given" on Proposal 1, and "FOR" on Proposal 2. This proxy shall be voted in accordance with the recommendations of the Board of Directors unless a contrary instruction is indicated, in which case the proxy shall be voted in accordance with such instructions. In all other matters presented at the meeting, if any, this proxy shall be voted in accordance with the recommendations of the Board of Directors.

v    DETACH PROXY CARD HERE    v

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------

This proxy is solicited on behalf of the Company's Board of Directors and may be revoked prior to its exercise by filing with the corporate secretary of the Company an instrument revoking this proxy or a duly executed proxy bearing a later date, or by appearing in person and voting at the meeting.

Dated:	, 2008
(Number of Shares)
(Please print your name)
(Signature of Shareholder)
(Please print your name)
(Signature of Shareholder)

                                (Please date this proxy and sign your name as it appears on the stock certificate. Executors, administrators, trustees, etc. should give their full titles. All joint owners should sign.)

                                ☐    I/We plan to attend the Shareholders' Meeting

PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY PROMPTLY.

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MANHATTAN BANCORP 2141 Rosecrans Avenue, Suite 1160 El Segundo, CA 90245
MANHATTAN BANCORP 2141 Rosecrans Avenue, Suite 1160 El Segundo, CA 90425
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS To Be Held May 22, 2008
MANHATTAN BANCORP PROXY STATEMENT 2008 ANNUAL MEETING OF SHAREHOLDERS
INTRODUCTION
INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
VOTING SECURITIES
SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS
PROPOSALS
PROPOSAL 1: ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION
Summary Executive Compensation Table
Components of All Other Compensation
Options Granted during 2007
Outstanding Awards at December 31, 2007
Non-Employee Director Compensation Table
Options Granted during 2007
Outstanding Awards at December 31, 2007
RECOMMENDATION OF THE BOARD OF DIRECTORS
PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANT
REPORT OF THE AUDIT COMMITTEE
RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
RECOMMENDATION OF THE BOARD OF DIRECTORS
PROPOSAL 3: OTHER MATTERS
SHAREHOLDER PROPOSALS FOR 2008 ANNUAL MEETING
ANNUAL REPORT ON FORM 10-K